Exhibit 99.1

Microbot Medical® Attending Key Medical Conference to Engage with Decisionmakers as it Continues to Expand Presence Across the U.S.

Opportunity to Connect with Hospital Administrators and Physicians to Foster Expanded Adoption of the LIBERTY System

HINGHAM, Mass., October 23, 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, today announced that key executives and members of the Company’s commercial team will be attending the SIR EDGE 2026 conference in Louisville, Kentucky, providing an opportunity for the Company to engage with prospective customers.

SIR EDGE 2026 is designed to provide interventional radiologists with practical, case-based education focused on real-world clinical decision-making and patient care.

Concurrent to SIR EDGE 2026, the Association of Chiefs of Interventional Radiology (ACIR) Annual Fall Conference will be taking place, which the Company believes provides it with a valuable opportunity to engage directly with decisionmakers at hospitals and health networks from across the U.S. as the Company expands its national sales footprint and continues to engage with Value Analysis Committees (VACs) at hospitals and healthcare networks.

“We believe these opportunities to engage with hundreds of potential users are invaluable, and we have benefited from prior similar events to generate new leads, many of which we continue to manage through the sales funnel, including the VAC process,” commented Harel Gadot, Chairman, CEO and President. “This event allows us to meet jointly with physicians and administrators, share the positive user experience and feedback that we have already received, and take the next step of setting up demonstrations to initiate the sales process.”

LIBERTY is the only FDA-cleared, single-use, remotely operated robotic system for peripheral endovascular procedures, and it is designed for precise vascular navigation while aiming to reduce radiation exposure and physical strain.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements relating to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, including the expected benefits of the Company’s participation in industry conferences and the conversion of sales leads, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, market acceptance of the system, the length and outcome of hospital Value Analysis Committee and purchasing processes, and the Company’s ability to convert sales leads into orders, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com